SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                             SECURITIES ACT OF 1934
                                (AMENDMENT No.__)

Filed by the Registrant[X]
Filed by a party other than the Registrant[ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Sec. 240.14a-11(c)   or Sec. 240.14a-12

                        Imaging Diagnostic Systems, Inc.
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]      $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).                            RECORD DATE    FEBRUARY 2, 2004
[ ]      Fee computed on table below per Exchange Act Rules        MAILING DATE   FEBRUARY 24, 2004
         14a-6(i)(4) and 0-11.                                     MEETING DATE   MARCH 24, 2004

(1)      Title of each class of securities to which
         transaction applies:______________________                LIST OF EXHIBITS
(2)      Aggregate number of securities to which                   A) 2004 NON-STATUTORY STOCK
         transaction applies:______________________                   OPTION PLAN
(3)      Per unit price or other underlying value of
         transaction computed pursuant to Exchange

         Act Rule 0-11 __/
(4)      Proposed maximum aggregate value of
         transaction:_______________________
(5)      Total fee paid:____________________

[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as
         provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:___________________

(2)      Form, Schedule or Registration Statement No.:_____________

(3)      Filing Party:________________

(4)      Date Filed: February 12, 2004

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on March 24, 2004

TO THE STOCKHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

     NOTICE IS HEREBY GIVEN that the Fiscal Year 2004 Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), will be held on Wednesday, March 24, 2004, at 9:00 A.M. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, for the following purposes:

1. To elect six directors to serve a one-year term expiring upon the Fiscal Year 2005 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified;

2. To consider and act upon a proposal to adopt the Company's 2004 Non-Statutory Stock Option Plan; and

3. To ratify the Company's Board of Directors' appointment of Margolies, Fink and Wichrowski, CPA's as independent auditors for the Company for the fiscal year ending June 30, 2004; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on Monday, February 2, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                         By Order of the Board of Directors

                                         /s/   Allan L. Schwartz
                                         -----------------------
                                               Allan L. Schwartz, Secretary
Plantation, Florida
February 12, 2004

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF A BROKER HOLDS YOUR SHARES OF RECORD, OR BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company") for the Fiscal Year 2004 Annual Meeting of Stockholders to be held on Wednesday, March 24, 2004, at 9:00 A.M. at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about February 24, 2004 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

     Only stockholders of record at the close of business on Monday, February 2, 2004 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. On the Record Date, there were outstanding 168,647,832 shares of Common Stock.

REVOCABILITY OF PROXIES

     If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of the Company a duly signed revocation of proxy bearing a later date.

VOTING AND SOLICITATION

     Each share of Common Stock issued and outstanding on the record date shall have one vote on the matters presented herein, except that with respect to the election of directors, each share of Common Stock is entitled to one vote for a nominee for each director position. Stockholders do not have the right to cumulate votes in the election of directors.

     The presence in person or by proxy of the holders of a majority of the common stock will constitute a quorum. A quorum is necessary to transact business at the Meeting. With the exception of the election of directors, which requires a plurality of the votes cast, the affirmative vote of a majority of the votes cast at the Meeting is required to approve any other proposals.

     Shares of common stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

SOLICITATION

     We will bear the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services, but Jersey Transfer & Trust Co. will be paid a fee, estimated to be about $2,500 if it renders solicitation services.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of February 2, 2004, as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock; (b) each current director, nominee for director and named executive officer; and (c) all executive officers and directors of the Company as a group.


Name and Address           Number of Shares Owned     % of Outstanding
of Beneficial Owner        Beneficially (1)(2)        Shares of Common Stock
-------------------        -----------------------    ----------------------

Linda B. Grable                18,910,274(3)                  11.0%
6531 NW 18th Court
Plantation, FL 33313

Allan L. Schwartz               6,442,510(4)                   3.8%
6531 NW 18th Court
Plantation, FL 33313

Edward Horton                     345,834(5)                   0.2%
6531 NW 18th Court
Plantation, FL 33313

Deborah O'Brien                   668,333(6)                   0.4%
6531 NW 18th Court
Plantation, FL 33313

Sherman Lazrus                    160,000(7)                   0.1%

Patrick J. Gorman                 866,160(8)                   0.5%

Edward Rolquin                    110,000(7)                   0.1%

Jay S. Bendis                     165,000(7)                   0.1%

All officers and directors     27,668,112(9)                  15.9%
as a group (8 persons)


(1) Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of common stock shown beneficially owned by them.

(2) Percentage of ownership is based on 168,647,832 shares of common stock outstanding as of February 2, 2004 plus each person's options that are exercisable within 60 days. Shares of common stock subject to stock options that are exercisable within 60 days as of February 2, 2004 are deemed outstanding for computing the percentage of that person and the group.

(3) Includes 2,500,000 shares subject to options and 12,758,507 shares owned by the estate of Richard Grable, of which Linda Grable is the sole heir and as to which she has sole voting control.

(4) Includes 2,000,000 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

(5)  Includes 333,334 shares subject to options.

(6)  Includes 158,333 shares subject to options.

(7) Includes 150,000 shares subject to options owned by Sherman Lazrus, 100,000 shares subject to options owned by Edward Rolquin and 100,000 shares subject to options owned by Jay S. Bendis.

(8) Includes 100,000 shares subject to options and 183,356 shares owned by the wife of Patrick J. Gorman, Diana Gorman, of which he disclaims beneficial ownership.

(9) Includes 5,441,667 shares subject to options held by Linda Grable, Allan Schwartz, Edward Horton, Deborah O'Brien, Sherman Lazrus, Patrick Gorman, Edward Rolquin and Jay Bendis. Also includes 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership and 183,356 shares owned by the wife of Patrick J. Gorman, Diana Gorman, of which he disclaims beneficial ownership.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2003, its officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS
The following table sets forth certain information concerning nominee directors.


     Name                Age           Position                            Year Elected
     ----                ---           --------                            or Appointed
                                                                           ------------
Linda B. Grable           66           Chief Executive Officer and             1994
                                       Chairman of the Board

Allan L. Schwartz         61           Executive Vice-President, Chief         1994
                                       Financial Officer and Director

Sherman Lazrus            68           Director                                2002

Patrick J. Gorman         49           Director                                2003

Edward Rolquin            74           Director                                2003

Jay S. Bendis             56           Director                                2003


     Six directors are to be elected at the meeting. All six directors are to be elected for the term expiring in Fiscal Year 2005. Information on the nominees follows:


LINDA B. GRABLE
     Mrs. Grable has been our Chief Executive Officer since August 2001, and, since its inception in 1993, has served as Chairman of the Board and Director of the Company. She was our President from the Company's inception to August 2001. She has played a major role in raising over $48 million in capital in order to fund the research and development of the CTLM(R) device. She has over 35 years experience in negotiating funding with banking institutions for both medical and real estate development businesses. Mrs. Grable has over 20 years of executive experience in the medical device industry, for both sales and marketing in the U.S. and foreign countries. She is a graduate of Ohio State University and holds a BA in Journalism and Marketing.


ALLAN L. SCHWARTZ
     Mr. Schwartz is Executive Vice-President and Chief Financial Officer of the Company and is responsible for its financial affairs. He is an operationally oriented executive with a wide range of management, marketing, field engineering, construction, and business development experience. Prior to joining the Company as a founder in 1993, he developed the Chronometric Trading System for analyzing stock market trends using neural networks and developed pre-engineered homes for export to Belize, Central America for S.E. Enterprises of Miami, Florida. In 1991 he formed Tron Industries, Inc. for the development of low-voltage neon novelty items and self-contained battery powered portable neon. He is a graduate of C.W. Post College of Long Island University with a B.S. in Business Administration. Previous innovations by Mr. Schwartz before relocating to Florida have included the use of motion detection sensors in commercial burglar alarm systems for Tron-Guard Security Systems. Inc. and the use of water reclamation systems with automatic carwash equipment. Mr. Schwartz has been a Director and Officer of the Company since its inception.

SHERMAN LAZRUS
     Sherman Lazrus has enjoyed a distinguished career with nearly 40 years' experience in government and private sector health care and health care finance. He was elected to the Board of Directors of Emergency Filtration Products, Inc., Las Vegas, NV (OTCBB: EMFP) in December 1998, and appointed as Interim Chief Executive Officer in June 2001 and appointed Chairman of the Board of Directors in August 2002. He continues to serve in these positions. Mr. Lazrus presently also serves as President of American Medical Capital, a division of American Medical Enterprises, LLC located in Bethesda, Maryland, a financial services and investment banking company specializing in the healthcare industry, a position he has held since 1991. Mr. Lazrus was initially employed with the Federal Government and while at the Department of Health, Education and Welfare in 1964 he was involved with the development of the Medicare and Medicaid Programs and served as the Director of Policy Coordination for the two programs. Also while employed by the Federal Government, Mr. Lazrus served from 1965 to 1966 in the office of the Director of the National Institute of Health and was involved in planning activities in areas involving biomedical research. He later administered the Social Security Administration's Disability Insurance Research Programs as Director of Program Analysis. Mr. Lazrus's final Federal Government position encompassed the administration of the military health care system serving as the Deputy Assistant Secretary of Defense from 1974 to 1976. In this position he was the Federal Government's senior career health official. Mr. Lazrus also served in the State of Maryland's Governor's office as Director of the Governor's Study Group on Vocational Rehabilitation from 1966 to 1968 and later developed a comprehensive human services delivery system for the City of Washington, D.C. from 1968 to 1972. While in the private sector, Mr. Lazrus from 1976 to 1978 was Vice President of American Medical International Inc., a major NYSE hospital corporation, which owned and operated numerous hospitals around the world. The company is now known as Tenet Healthcare Corporation. As a developer Mr. Lazrus was responsible for the development of various Washington D.C. area office buildings, shopping centers, industrial warehouses and residential communities. Mr. Lazrus attended George Washington University where he received A.A., B.A. and M.B.A. degrees.


PATRICK J. GORMAN
     Mr. Gorman, a Certified Public Accountant practicing in West Islip, New York, has been a Director since January 2003 and serves as Chairman of the Audit Committee. He has enjoyed a distinguished 25-year career in both public and private accounting. From 1991 to the present he has worked in private practice, serving both publicly traded and privately held companies, specializing in taxation. Mr. Gorman served as Corporate Tax Manager for Axsys Technologies, Inc. in Deer Park, New York from 1987 to 1990 and Controller/Tax Manager for Computer Associates in Jericho, New York from 1983 to 1986. Prior to joining Computer Associates, he served as Tax Manager with Ernst & Young in Melville, New York and Tax Accountant for Arthur Andersen in New York City. Mr. Gorman holds a MS in taxation from Long Island University and is a member of the NYSSCPA and the AICPA.



EDWARD ROLQUIN
     Mr. Rolquin of Naples, Florida, a consultant and retired corporate executive, has been a Director since February 2003 and serves as a member of the Compensation Committee. He has enjoyed a distinguished 48-year career in management, sales and finance with international experience in the medical industry. From 1989 to 1995, he served as a consultant for the Chinese government on various import, export and technology transfer projects. From 1984 to 1992 Mr. Rolquin was the Founder and President of JR Micrographics in Huntington, NY that specialized in medical records management. He has served in a management and consultant capacity while working with major international companies such as Anaconda Copper Mining Company in Chile and El Salvador from 1952 to 1984, Mobil Oil from 1976 to 1984, Cerro Corp., (an international mining company in Peru) from 1962 to 1978, and Esso (Standard Oil) from 1957 to 1968. Mr. Rolquin was responsible for equipping five hospitals for Anaconda, a 100-bed hospital in Chile for Cerro Corp., a 50-bed dispensary for Mobil Oil, and a hospital for Esso.


JAY S. BENDIS
     Mr. Bendis of Akron, Ohio, has been a Director since February 2003 and serves as a member of the Audit Committee and is Chairman of the Compensation Committee. He has over 30 years experience in sales and marketing and is currently President of Transfer Technology Consultants, Akron, OH, where he specializes in transferring new product concepts through to commercialization working with established and start-up companies in both domestic and international markets. He is also a partner in the Crystal Corridor Group, Hudson, OH, which works with Kent State University's Liquid Crystal Institute in facilitating liquid crystal technology. From 1995 to 2000, Mr. Bendis was Vice President of Sales and Marketing and a Director of American Bio Medica Corp. a public company in Kinderhook, NY, which develops and markets on-site drug abuse diagnostic kits. From 1993 to 1999, he was the President and co-founder of Emerging Technology Systems, Akron, OH, which is a research and development company specializing in developing new concept medical devices. From 1990 to 1992, he was a co-founder and Vice President of Sales and Marketing and a Director for Scientific Imaging Instruments of Trumbull, CT. From 1985 to 1990, he served as National Sales Manager of the XANAR Laser Corp., Colorado Springs, CO, a division of Johnson & Johnson, where he directed its national sales force and developed its marketing strategy for integrating high power lasers into the hospital market. From 1979 to 1984, he was the Sales and Marketing Manager for the IVAC Corp., San Diego, CA, a division of Eli Lilly Corp. and has had sales and management experiences with XEROX and A.M. International. He has also served as a member of the Edison BioTechnology Center Advisory Council for the State of Ohio. Mr. Bendis presently serves on the Boards of several private companies and earned his B.A. in Marketing/Management from Kent State University.


COMPENSATION OF DIRECTORS
Each director who is not an employee of the Company receives a quarterly retainer of $2,000 and $600 per diem fees for days in which a Board meeting is attended or a non-employee board member is otherwise required to visit the Company or spend a significant amount of a day on Company matters. Non-employee directors are also reimbursed for travel expenses. Through December 2003, non-employee directors were eligible to receive options to purchase 100,000 shares per year of the Company's common stock, vesting at 25,000 shares per quarter of service to the Company. Those options were issued pursuant to the Company's 2002 Incentive and Non-Statutory Stock Option Plan. In December 2003, the Board voted to increase the amount of options that non-employee directors are eligible to receive from 100,000 to 200,000 shares per year, vesting at 50,000 shares per quarter of service to the Company. The new option structure will take effect on each non-employee director's respective anniversary date. The option price will be at the Fair Market Value (FMV) on each respective director's anniversary date. All future options will be granted under the 2004 Non-Statutory Stock Option Plan, subject to adoption of the plan by the stockholders.

BOARD MEETINGS AND COMMITTEES
The Board of Directors met eight times during the fiscal year ended June 30, 2003. All directors were present for all board and committee meetings during fiscal 2003. During fiscal 2000, the Board established an Audit Committee and a Compensation Committee. During fiscal 2001, the Board established a policy of meeting at least quarterly.

The Audit Committee serves to monitor the financial controls and reporting of the Company. The Compensation Committee has the responsibility to review and make recommendations to the Board of Directors regarding executive compensation and stock option matters. During fiscal 2004 the Board established a Nominating Committee to review the structure and composition of the Board of Directors and to consider the qualifications of and recommend all nominees for directors. There are no employees or employee directors who serve on either the Compensation, Audit or Nominating Committees.

AUDIT COMMITTEE
In February 2003, the Board of Directors elected Patrick J. Gorman as Chairman of the Audit Committee. In addition, the Board has determined that Mr. Gorman is an "audit committee financial expert," as defined under new SEC regulations, who is independent of management of the Company. Jay S. Bendis and Sherman Lazrus also serve as members of the Audit Committee.


COMPENSATION COMMITTEE
In May 2003, the Board of Directors elected Jay S. Bendis as Chairman of the Compensation Committee. Sherman Lazrus and Edward Rolquin also serve as members of the Compensation Committee.


NOMINATING COMMITTEE
In February 2004, the Board of Directors elected Edward Rolquin as Chairman of the Nominating Committee. Sherman Lazrus, Patrick J. Gorman and Jay S. Bendis also serve as members of the Nominating Committee. A charter is being drafted by the new committee, which will consist of the processes for identifying and evaluating candidates and for reviewing the nominating committee-recommended nominee's qualities and skills that the committee believes are necessary or desirable for a board member to possess.

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
The Company maintains contact information by e-mail on its website under the heading "Contact IDSI". By following the Contact IDSI link, a stockholder will be given access to the Company's telephone number and mailing address as well as a link for providing e-mail correspondence to Investor Relations. Also provided are the e-mail addresses of the non-employee directors.

REQUIRED VOTE
-------------

     Each nominee receiving affirmative votes from a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting on this matter shall be elected as a Director.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NAMED NOMINEES UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our executive officers. The relevant information concerning our current directors is set forth in "Proposal 1 - Election of Directors" above.


     Name                Age           Position                            Year Elected
     ----                ---           --------                            or Appointed
                                                                           ------------
Linda B. Grable           66           Chief Executive Officer and             1994
                                       Chairman of the Board

Allan L. Schwartz         61           Executive Vice-President, Chief         1994
                                       Financial Officer and Director

Edward R. Horton          45           Chief Operating Officer                 2001

Deborah O'Brien           39           Senior Vice-President                   2003


See information concerning Mrs. Grable and Mr. Schwartz under "Proposal 1 - Election of Directors" above.

EDWARD R. HORTON
     Ed Horton was appointed Chief Operating Officer by the Board of Directors in August 2001 and is responsible for all operational activities including the planning, purchasing, production, quality assurance, engineering and distribution functions. Mr. Horton began his career almost 20 years ago in the medical device industry beginning with Bristol Myers as a manufacturing engineer. In 1993, he became the VP of Manufacturing and Operations for Microtek Medical Inc. From 1997 to 2001 he was a co-founder and Vice President of Operations for Deka Medical, Inc. bringing the company from a start-up to a revenue producing company with over $23 million in annual sales in just 4 years. Mr. Horton holds a B.S. degree in Industrial Engineering from Bradley University and a M.B.A. from University of North Florida.


DEBORAH O'BRIEN
     Deborah O'Brien was appointed Senior Vice President by the Board of Directors on September 15, 2003. Ms. O'Brien has been employed at IDSI since 1995. During her tenure, she has held the positions of Director of Investor Relations, Vice President of Corporate Communications and most recently, since September 2001, Vice President of Business Development. Her responsibilities have included developing and executing a strategic corporate communications campaign. She managed internal communications as well as outside public relations agency efforts to secure national print and broadcast media placements. In addition, Ms. O'Brien was directly responsible for the development and establishment of consumer and industry awareness of our CTLM(R) System via a media outreach which targeted industry publications, national network television, radio, nationally-circulated publications and high traffic internet sites. As Vice President of Business Development, she was closely involved with various regulatory and marketing projects and played an integral role in the development and preparation of our PMA Application. She also supervised and managed the collection of clinical data for the PMA process. Prior to joining IDSI, she worked for seven years in the financial arena, managing investor accounts, and in the medical device industry, marketing medical equipment. Ms. O'Brien began her career in the mortgage loan industry as an account executive with Citibank.

CODE OF BUSINESS CONDUCT AND ETHICS

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, on May 7, 2003 the Board of Directors adopted a Code of Business Conduct, which applies to all officers, employees and directors of the Company. The Board also adopted a Code of Ethics, which applies to its Principal Executive Officer (CEO) and Senior Financial Officers. The Code of Ethics was adopted on May 7, 2003 and filed as
Exhibit 14.1 with our Form 10-KSB for the fiscal year ended June 30, 2003. If the Company makes any substantive amendment of, or grants any waiver to, the Code of Business Conduct and Ethics, the Company will disclose the nature of such amendment of waiver in a current report on form 8-K.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officers for services rendered to us during fiscal 2003, 2002 and 2001. No other person during these years, who served as one of our executive officers, had a total annual salary and bonus in excess of $100,000. Also, see "Stock Option Plan-Option/SAR Grants in Last Fiscal Year".


                                             SUMMARY COMPENSATION TABLE

                                 Annual Compensation                     Long-Term Compensation

Name & Principal
Position               Fiscal Year      Salary      Other Annual    Restricted    Securities/Underlying
                                                    Compensation    Stock Awards      Option/SARs
Linda B Grable, CEO       2001         $127,404                                        500,000
and Director              2002         $218,648                                        500,000
                          2003         $280,000                                        750,000 (2)

Richard J. Grable,        2001         $286,225                                        500,000
CEO and Director (1)      2002         $35,778

John d'Auguste (3)        2002         $73,769
President

Allan L. Schwartz,        2001         $127,404                                        500,000
Exec. V.P., CFO and       2002         $134,836                                        500,000
Director                  2003         $144,275                                        500,000 (2)

Edward R. Horton          2002         $96,673
COO(4)                    2003         $113,300                                        166,667


     (1)  Mr. Grable passed away on August 13, 2001.
     (2) The aggregate dollar value of the 2003 options, based on the averaged high and low price on June 30, 2003 are as follows: Linda B. Grable-$603,750; and Allan L Schwartz-$402,500.
     (3) Mr. d'Auguste commenced employment on August 15, 2001 and resigned on March 14, 2002.
     (4)  Mr. Horton commenced employment on August 15, 2001.


EMPLOYMENT AGREEMENTS
---------------------
     On August 29, 1999, we entered into five-year employment agreements with Richard Grable, Allan Schwartz and Linda Grable. Under these agreements, base annual salaries, were as follows: Richard Grable, $286,225; Linda Grable, $119,070; and Allan Schwartz, $119,070. In addition, each person was entitled to receive a car allowance of $500 per month and an option grant of 500,000 shares per year. Each employment agreement provided for performance bonuses, health insurance, car allowances, and other customary benefits, and a cost of living adjustment of 7% per annum. No bonuses have been paid to date.

     At a special meeting of the Board of Directors held on August 28, 2001 the Board, with Linda Grable abstaining, voted to grant a death benefit of one year's salary ($286,225) to Richard Grable's beneficiary in recognition of his services as a co-founder, CEO and inventor of the CTLM(R). As of the date of this report we have paid $215,000 of this death benefit to Linda Grable, as beneficiary of Richard Grable.

     On August 15, 2001, we entered into a three-year employment agreement with Edward Horton, our Chief Operating Officer at an annual salary of $110,000. The COO was also granted 500,000 incentive stock options at an exercise price of $.77 per share, the fair market value at the date of the grant, which vest ratably over the three-year period.

     On December 1, 2001, we entered into a new three-year employment agreement with Linda Grable replacing her August 1999 employment agreement. Under this agreement, Ms. Grable receives an annual base salary of $280,000. Ms. Grable also received incentive options to purchase up to an aggregate of 2,250,000 shares of the Company's common stock at an exercise price of $.60 per share, in addition to the options for 1,000,000 shares, which she received under the prior agreement. The incentive stock options will vest at 750,000 shares per year starting December 1, 2002. In addition, she receives a car allowance of $500 per month.

     On September 15, 2003, we entered into a three-year employment agreement with Deborah O'Brien, our Senior Vice-President, at an annual salary of $ 95,000. The Senior Vice-President was also granted 302,000 incentive stock options at an exercise price of $1.13 per share, the fair market value at the date of the grant, which will vest ratably over the three-year period.

     The following table sets forth certain information with regard to the Options/SAR grants by the Company to our Named Executive Officers for the fiscal year ended June 30, 2003. Linda B. Grable, Allan L. Schwartz and Edward Horton did not exercise any options during fiscal 2003.


                      Option/SAR Grants in Last Fiscal Year

                      No. of          % of Total
                      Securities      Options Granted     Exercise or        Market Price
                      Underlying      to Employees In     Base Price         On Date of      Expiration
Name                  Options         Fiscal Year         ($/Share)          Grant           Date
----                  Granted         ----------          ---------          ---------       --------
                      -------
Linda B. Grable
Allan L. Schwartz      500,000            34%               $0.30             $0.27        8/30/04
Edward Horton


Stock Option Plans
------------------
Our 1995 Stock Option Plan was approved by our Board of Directors and adopted by the shareholders at the March 1995 annual meeting. The plan provided for the granting, exercising and issuing of incentive options pursuant to Internal Revenue Code, Section 422.

On August 30, 1999, we established an equity incentive plan. The shareholders had to approve this plan within one year. The maximum number of shares that could be granted under this plan is 15,000,000 shares of common stock and 5,000,000 shares of preferred stock. The series, rights and preferences of the preferred stock were to be determined by our Board of Directors. This plan also included any stock available for future stock rights under our 1995 Stock Option Plan. On January 3, 2000 the Board of Directors decided to replace this equity incentive plan and adopted our 2000 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company. On May 10, 2000 our shareholders approved the 2000 Non-Statutory Stock Option Plan, which was replaced with our 2002 Incentive and Non-Statutory Stock Option Plan (the "2002

Plan") approved by our shareholders on March 13, 2002. Our Board of Directors has direct responsibility for the administration of the plan. The Board of Directors believes that our policy of granting stock options to such persons will continue to provide us with a critical advantage in attracting and retaining qualified candidates. In addition, the 2002 Plan is intended to provide us with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of our policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to us are gained by an option program such as the 2002 Plan which includes incentives for motivating our employees, while at the same time promoting a closer identity of interest between our employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

According to their stock option agreements, which were part of their August 1999 employment agreements, Mr. Richard J. Grable, Mr. Allan L. Schwartz and Mrs. Linda B. Grable each were entitled to receive options to purchase 2,500,000 shares of common stock. These options were to be granted and vested in equal installments over a five-year period. On August 30, 1999, the officers received vested options to purchase 500,000 shares at an exercise price of $.23 per share (110% of the fair market value of the shares on the date of grant, August 30, 1999). On each subsequent anniversary date, August 30th, the officers received vested stock options for an additional 500,000 shares at 110% of the fair market value of the shares on that date. These stock option agreements terminate on August 30, 2004. The employment and stock option agreements were approved by the Board of Directors and were ratified by our shareholders at the annual meeting held on November 20, 2000. As a result of his death on August 13, 2001, Mr. Grable's unvested options to purchase 1,500,000 shares underlying his employment agreement were cancelled. As a result of her December 2001 employment agreement, Ms. Grable's unvested options to purchase an additional 1,500,000 shares under the August 1999 agreement were canceled and replaced by options to purchase 750,000 shares per year under the new agreement. See "Employment Agreements."

     Fiscal Year-End Option Values. The following table sets forth certain information concerning the number and value of securities underlying exercisable and un-exercisable stock options as of the fiscal year ended June 30, 2003 by the Named Executive Officers.

                          Fiscal Year End Option Values

                        Number of
                        Securities                   Number of Securities              Value of Unexercised
                        Underlying                   Underlying Unexercised            "In-The-Money" Options
                        Options/SARs    Value        Options at Fiscal Year End        at Fiscal Year End
                        Exercised       Realized     Exercisable  Unexercisable      Exercisable  Unexercisable
Name                       (#)             ($)           (#)           (#)               ($)           ($)
Linda B. Grable            0              $  0        1,750,000     1,000,000          $152,500      $285,000

Allan L. Schwartz          0              $  0        1,500,000         0              $225,000      $  0

Edward R. Horton           0              $  0          166,667       333,333          $3,333        $6,667


(1) The market value of the common stock at the close of the fiscal year ($.79 per share) while the exercise price of the options outstanding as of that date range was $.30 to $2.85 per share).

PROPOSAL 2

CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE COMPANY'S 2004 NON-STATUTORY STOCK OPTION PLAN

     The Board of Directors on February 4, 2004 adopted the Company's 2004 Non-Statutory Stock Option Plan (the "2004 Plan") so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the 2004 Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2004 Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other. No options have been granted under the 2004 Plan as of the date of this Proxy Statement.

     The principal terms of the 2004 Plan are summarized below and a copy of the 2004 Plan is annexed to this Proxy Statement as Exhibit A. The summary of the 2004 Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the 2004 Plan to which reference is made.

Summary Description of the Imaging Diagnostic Systems, Inc. 2004 Non-Statutory Stock Option Plan

     The purposes of the 2004 Plan attached hereto as Exhibit A, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the 2004 Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The 2004 Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

     The maximum number of options that may be granted under the 2004 Plan shall be options to purchase 8,432,392 shares of Common Stock (5% of the Company's issued and outstanding common stock as the February 4, 2004).

     Options may be granted under 2004 Plan for up to 10 years after the date of the 2004 Plan. The Board of Directors of the Company or a Compensation Committee will administer the 2004 Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and
(c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 100% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A, 1 through 4 inclusive and Section B thereof.

     The 2004 Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2004 Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the exercise price (except as provided in Article X of the 2004 Plan relating to recapitalizations and mergers) or change the classes of persons eligible to participate in the Plan or (b) extend the exercise period or (c) materially increase the benefits accruing to 2004 Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the 2004 Plan will remain in effect until terminated by the Board of Directors.

Federal Tax Consequences

     The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the 2004 Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the 2004 Plan.

     Because tax results may vary due to individual circumstances, each participant in the 2004 Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

     No income is recognized by an optionee when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

     Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of
1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after grant of the option). If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

Vote Required for Approval

     The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2004 NON-STATUTORY STOCK OPTION PLAN

Termination of 2002 Plan

Upon approval of the 2004 Non-Statutory Stock Plan, we intend to cease further grants under the 2002 Plan. As of the date of this proxy statement, options to purchase 1,732,015 shares are outstanding under the 2002 Plan.

PROPOSAL 3


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Margolies, Fink and Wichrowski CPA's as independent public accountants of the Company with respect to its operations for the fiscal year 2004, subject to ratification by the holders of Common Stock of the Company. The firm has audited the Company's financial statements since 1994. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Margolies, Fink and Wichrowski, CPA's is not ratified, the matter of appointment of independent public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPOINTMENT OF MARGOLIES, FINK AND WICHROWSKI, CPA'S AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company anticipates that the Fiscal Year 2005 Annual Meeting will be held on or about December 8, 2004 and that the proxy materials for the Fiscal 2005 Annual Meeting will be mailed on or before November 8, 2004. If any stockholder wishes a proposal to be considered for inclusion in the Fiscal 2005 Proxy Statement, this material must be received by the Chief Executive Officer no later than August 12, 2004.


OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                By Order of the Board of Directors

                                                  /s/ Allan L. Schwartz
                                                  ---------------------
                                                  Allan L. Schwartz, Secretary

                                   APPENDIX A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 24, 2004

         The undersigned hereby appoints Linda B.Grable and Allan L. Schwartz and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc. to be held at the Company's offices, located at 6531 NW 18th Court, Plantation, Florida, on March 24, 2004, at 9:00 A.M., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                                 (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE NOMINEES NAMED HEREON, "FOR" THE APPROVAL OF THE 2004 NON-STATATORY STOCK OPTION PLAN AND "FOR" THE SELECTION OF MARGOLIES, FINK AND WICHROWSKI CPA AS INDEPENDENT PUBLIC ACCOUNTANTS. THE SHARES WILL BE VOTED AT THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT ON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                   FOR         WITHOLD FOR
PROPOSAL 1: To elect six directors                 [ ]              [ ]
to hold office until the Fiscal Year 2005
Annual Meeting of Stockholders.

Nominees:     Linda B. Grable, Allan L. Schwartz,  Sherman Lazrus,
Patrick J. Gorman, Edward Rolquin, and Jay S. Bendis

Instruction: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.


___________________________________________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

FOR
PROPOSAL 2: To adopt the Company's          FOR        AGAINST       ABSTAIN
2004 Non-Statutory Stock Option Plan
                                           [   ]        [   ]         [   ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2004 NON-STATUTORY STOCK OPTION PLAN


FOR
PROPOSAL 3: To ratify selection of          FOR        AGAINST       ABSTAIN
Margolies, Fink and Wichrowski CPA,
as independent public accountants          [   ]        [   ]         [   ]
of the Company for its fiscal
year ending June 30, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

I PLAN TO ATTEND THE MEETING               [   ]

ADMISSION TO ANNUAL MEETING WILL BE BY TICKET ONLY TO STOCKHOLDERS OF RECORD ON RECORD DATE. ADMISSION TICKETS WILL BE MAILED TO THE ADDRESS ENTERED BELOW:

Name:__________________________________________________________

Street Address:________________________________________________

City:_______________________________State:____Zip:_____________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by authorized person.


Signature____________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

If you are attending the Annual Meeting and wish to ask questions at the conclusion of the meeting, you must submit your questions in writing via e-mail to counsel@imds.com on or before March 15, 2004.

                                    EXHIBIT A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


                      2004 NON-STATUTORY STOCK OPTION PLAN


I. PURPOSE OF THE PLAN

This 2004 Non-Statutory Stock Option Plan (the "Plan") is intended to promote the interests of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), by providing (i) key employees (including officers and directors) of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) and (ii) consultants and other independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiary corporations).

For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


II. DEFINITIONS

As used herein, the following definitions shall apply:

"Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Committee appointed by the Board in accordance with paragraph (A) of Section IV of the Plan, if one is appointed, or the Board if no committee is appointed.

"Common Stock" shall mean the no par value common stock of the Company.

"Company" shall mean Imaging Diagnostic Systems, Inc., a Florida corporation.

"Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who is compensated for services as a director only with the payment of a director's fee by the Company.

"Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

"Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

" "Non-Employee Director" shall mean a director who:

 (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

 (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

 (iii) Does not possess an interest in any other transaction and is not engaged in any business relationship for which disclosure would be required pursuant to Rule 404(a) or Rule 404(b) of Regulation S-K adopted by the United States Securities and Exchange Commission.

"Non-Statutory Stock Option" shall mean an Option granted under this Plan.

"Option" shall mean a Non-Statutory Stock Option. No option granted under this Plan shall be treated as an incentive stock option under Section 422 of the Code.

"Optioned Stock" shall mean the Common Stock subject to an Option.

"Optionee" shall mean an Employee or other person who is granted an Option.

"Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

"Plan" shall mean this 2004 Non-Statutory Stock Option Plan.

"Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section X of the Plan.

"Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

"Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


III. STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section X of the Plan, the maximum aggregate number of Shares, which may be optioned and sold under the Plan, is 8,432,392 shares of Common Stock. Shares of the Company's common stock (the "Common Stock") shall be available for issuance under the Plan and may be drawn from the Company's authorized but unissued shares of Common Stock, from reacquired shares of Common Stock, including shares repurchased by the Company on the open market, or from Common Stock otherwise reserved pursuant to this Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares issued under the Plan shall not be available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to the number and/or class of securities and price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner, which shall preclude the enlargement or dilution of rights and benefits under such options.

The adjustments determined by the Committee shall be final, binding and conclusive.

Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions determined by the Committee.


IV. ADMINISTRATION OF THE PLAN.

Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

 (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph (A)(i) of this Section IV shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

 (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

To grant Non-Statutory Stock Options as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall a Non-Statutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

To determine, upon review of relevant information and in accordance with Section VII (A) of the Plan, the fair market value of the Common Stock; To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section VII (A) of the Plan;

To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

To interpret the Plan;

To prescribe, amend and rescind rules and regulations relating to the Plan;

To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section VII of the Plan;

To reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option Right was granted;

To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and

To make all other determinations deemed necessary or advisable for the administration of the Plan.

Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

V. ELIGIBILITY

Persons Eligible. Options may be granted to any Employee, Director or Consultant selected by the Board; provided however, that a Consultant shall be ineligible to receive Options hereunder in consideration of services relating to the offer or sale of securities in a capital raising transaction or the direct or indirect promotion or maintenance of a market for the Company's securities. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section V. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

No Effect on Relationship. The Plan shall not confer upon any Optioned any right with respect to continuation of employment, directorship, consultancy or any other relationship with the Company nor shall it interfere in any way with his/her right or the Company's right to terminate his/her employment, distributorship, consulting or any other relationship at any time.


VI. TERM OF PLAN

The Plan becomes effective on the date the Plan is approved by the shareholders of the Company. It shall continue in effect until a date that is 10 years after such approval, unless sooner terminated under Section XII of the Plan.

VII. TERMS & CONDITIONS OF THE OPTIONS

Options granted pursuant to the Plan shall be authorized by action of the Committee and will be Non-Statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Committee; provided, however, that each such instrument shall comply with the terms and conditions specified below.

Option Price.

The Committee shall fix the option price per share. In no event, however, shall it be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant. The option price shall become immediately due upon exercise of the option and, subject to the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:
(a) full payment in cash or check drawn to the Company's order;

(b) full payment in shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date (as such term is defined below);

(c) full payment in a combination of shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date and cash or check; or

(d) full payment through a broker-dealer sale and remittance procedure provided that sale of the Optioned stock is permitted as a result of an effective registration statement under the Securities Act of 1933, as amended, and compliance with all applicable securities laws, pursuant to which the Optionee
(i) shall provide irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (ii) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

 (a) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the NASDAQ National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market System or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

 (b) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

 (c) If the Common Stock is quoted on the NASDAQ Small Cap Market, or any similar system of automated dissemination of quotations of securities process in common use, the fair market value shall be the mean between the closing bid and asked quotations for the Common Stock on such date.

 (d) If neither clause (a), (b) or (c) is applicable, then the fair market value shall be the mean between the closing bid and asked quotations for the Common Stock as reported by the National Quotation Bureau, Inc., if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding business days.

Term and Exercise of Options. Each Option shall be exercisable at such time or times and during such period as is determined by the Committee and set forth in the stock option agreement evidencing the grant. . No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. An Option may not be exercised for a fraction of a share. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

Termination of Service.

Except to the extent otherwise provided pursuant to Section VII (E), the following provisions shall govern the exercise period applicable to any outstanding Options under the Plan, which are held by the Optionee at the time of his or her cessation of Service or death.

(a) Should the Optionee cease Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Code) while holding one or more outstanding Options under the Plan, then none of those Options shall (except to the extent otherwise provided pursuant to Section VII (E)) remain exercisable beyond the limited post-Service period designated by the Committee at the time of the Option grant and set forth in the Option agreement.

 (b) During the term of the Option if the Optionee was at the time of his death an Employee and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or Within such period of time not exceeding three months as is determined by the Committee at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

 (c) Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term.

 (d) During the limited post-Service exercise period, the Option may not be exercised for more than the number of shares for which the Option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be exercisable. However, upon the Optionee's cessation of Service, each outstanding Option at the time held by the Optionee shall immediately terminate and cease to be outstanding with respect to any shares for which the Option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

 (e) Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its Parent or Subsidiary, then in any such event all outstanding Options held by the Optionee under this Plan shall terminate immediately and cease to be exercisable.

The Committee shall have complete discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to permit one or more Options held by the Optionee under this Plan to be exercised, during the limited period of exercisability provided under subparagraph (i) above, not only with respect to the number of shares for which each such Option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the Option would otherwise have become exercisable during such limited period had such cessation of Service not occurred.

For purposes of the foregoing provisions of this section (and for all other purposes under the Plan):

 (a) The Optionee shall (except to the extent otherwise specifically provided in the applicable Option agreement) be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

 (b) The Optionee shall be considered to be an Employee for so long as he or she remains in the employ of the Company or one or more Parent or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the Option until such individual shall have exercised the Option, paid the Option price for the purchased shares and been issued a stock certificate for such shares.

Extension Of Exercise Period. The Committee shall have full power and authority to extend the period of time for which any Option granted under this section is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under this section to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.


VIII. EXERCISE OF OPTION

Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

In the sole discretion of the Committee, at the time of the grant of an Option or subsequent thereto but prior to the exercise of an Option, an Optionee may be provided with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Committee.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Committee, may consist of a consideration and method of payment allowable under Section VII (A)(ii) and this Section VIII (A) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section X of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares, which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

Termination of Status as an Employee. If any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Committee at the time of grant of the Option after the date he ceases to be an Employee, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

 Disability of Optionee. Notwithstanding the provisions of Section VIII (B) above, in the event an Employee is unable to continue as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Committee at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

Death of Optionee. In the event of the death of the Optionee:

During the term of the Option if the Optionee was at the time of his death an Employee and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or Within such period of time not exceeding three months as is determined by the Committee at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.


IX. NON-TRANSFERABILITY OF OPTIONS

An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.


X. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

XI. TIME OF GRANTING OPTIONS

The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections II(R) and XV hereof, setting forth the terms and conditions of such Option.


XII. AMENDMENT AND TERMINATION OF THE PLAN

Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company holding a majority of the outstanding voting stock of the Company, who are present or represented and entitled to vote thereon;

An increase in the number of Shares subject to the Plan above the number of Shares set forth in Section III of the Plan, other than in connection with an adjustment under Section X of the Plan;


Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Committee to continue to be able to grant Options under the Plan.

Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

XIII. CONDITIONS UPON ISSUANCE OF SHARES

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

XIV. RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

XV. OPTION AGREEMENT

Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form, as the Committee shall approve.

XVI. INFORMATION TO OPTIONEES

The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information, which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

XVII. GENDER

As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

XVIII. CHOICE OF LAW

All questions concerning the construction, validity and interpretation of this plan and the instruments evidencing options will be governed by the internal law, and not the law of conflicts, of the State of Florida.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of February 4, 2004.

                                           IMAGING DIAGNOSTIC SYSTEMS, INC.
                                           By: /s/ Linda B. Grable
                                               -------------------
                                               Name: Linda B. Grable
                                               Title: Chief Executive Officer

ATTEST:
By: /s/ Allan L. Schwartz
    -----------------
    Name: Allan L. Schwartz
    Title: Secretary

(SEAL)